                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): MARCH 8, 1999




                               GENEMEDICINE, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       0-24572                                         76-0355802
(Commission File No.)                       (IRS Employer Identification No.)

                             8301 NEW TRAILS DRIVE
                        THE WOODLANDS, TEXAS  77381-4248
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code:  (281) 364-1150

ITEM 5.  OTHER EVENTS.

     On March 8, 1999, Onyx Pharmaceuticals Inc. ("Onyx") announced that Norman Hardman, Ph.D., the current President and Chief Operating Officer of GeneMedicine, inc. (the "Company"), will join Onyx as its Chief Operating Officer following the completion of the merger between the Company and Montana Acquisition Sub, Inc., a wholly-owned subsidiary of Megabios Corp (the "Merger").

     Josef Bossart, Vice President and Chief Business Officer of the Company, has announced his intention to join Enzon, Inc. ("Enzon") as President -- SCA Ventures following the completion of the Merger.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENEMEDICINE, INC.



Dated:  March 9, 1999                     By: /s/  Richard A. Waldron
                                              ----------------------------
                                              Richard A. Waldron
                                              Chief Financial Officer